UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.                )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LPL Financial Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
LPL FINANCIAL HOLDINGS INC. 2023 Annual Meeting of Stockholders Vote by May 10, 2023 11:59 PM Eastern Time

LPL FINANCIAL HOLDINGS INC. 1055 LPL WAY FORT MILL, SOUTH CAROLINA 29715

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You invested in LPL FINANCIAL HOLDINGS INC. and it’s time to vote!

You have the right to vote on proposals being presented at the annual meeting. This is an important notice regarding the availability of proxy materials for the 2023 annual meeting of stockholders to be held on May 11, 2023.

Get informed before you vote

View the Notice, Proxy Statement and Annual Report online, OR you can receive a free paper or email copy of the materials by requesting them prior to April 27, 2023. If you would like to request a copy of the materials for this or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

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  Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming 2023 annual meeting of stockholders. Please follow

the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends

1.	Elect the ten nominees named in the proxy statement to the Board of Directors of LPL Financial Holdings Inc. (the “Company”). Nominees: 1a. Dan H. Arnold	For

	1b. Edward C. Bernard	For

	1c. H. Paulett Eberhart	For

	1d. William F. Glavin Jr.	For

	1e. Albert J. Ko	For

	1f. Allison H. Mnookin	For

	1g. Anne M. Mulcahy	For

	1h. James S. Putnam	For

	1i. Richard P. Schifter	For

	1j. Corey E. Thomas	For

2.	Ratify the appointment of Deloitte & Touche LLP by the Audit and Risk Committee of the Board of Directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.	For

3.	Approve, in an advisory vote, the compensation paid to the Company’s named executive officers.	For

4.	Approve, in an advisory vote, the frequency of future advisory votes on the compensation paid to the Company’s named executive officers.	Year

NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxy holders in their discretion.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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